                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 6, 2005

                             OXFORD INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

         Georgia                      001-04365                  58-0831862
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

                   222 Piedmont Avenue, NE, Atlanta, GA. 30308
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (404) 659-2424

   ___________________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 6, 2005, Oxford Industries, Inc., (the "Company") issued a press release announcing, among other things, its financial results for the quarter ended September 2, 2005. The press release is incorporated herein to this Form 8-K by reference and a copy of this press release is attached hereto as Exhibit 99.1.

The information contained in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

EXHIBIT
NUMBER
-------
99.1      Press Release of Oxford Industries, Inc., dated October 6, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934. The registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             OXFORD INDUSTRIES, INC.


October 6, 2005                         By: /s/ Thomas Caldecot Chubb III
                                            ------------------------------------
                                            Thomas Caldecot Chubb III
                                            Executive Vice President